Filed pursuant to Rule 497(e)
1933 Act File No. 333-168569

Equinox Systematica Macro Fund

(the “Fund”)

of

EQUINOX FUNDS TRUST

Supplement dated November 28, 2017 (“Supplement”) to the Prospectus and Statement of Additional Information (“SAI”), each dated August 1, 2017

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI of the Fund and should be read in conjunction with such Prospectus and SAI.

Effective immediately, the Fund has changed its classification from non-diversified to diversified. As a diversified fund, the Fund will not purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to U.S. Government obligations or to securities issued by other investment companies. The Fund’s classification as a diversified management company may not be changed without shareholder approval.

In accordance with this change, all references in the Prospectus and SAI to the Fund being non-diversified are deleted and, on page 15 of the SAI under “Investment Limitations,” the following is inserted after the fifth fundamental investment limitation enumerated:

6.

Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Investors should retain this supplement for future reference.